Carolina Power & Light
                           Restricted Stock Agreement


This  Agreement  is made as of the       day of             ,          , between
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Carolina Power & Light Company,  a North Carolina  corporation  (the "Company"),
and                        , an executive with the Company (the "Employee").
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WHEREAS,  the Board of Directors and  shareholders  of the Company have approved and adopted the Carolina Power & Light Company 1997 Equity Incentive Plan (the "Plan");

WHEREAS, Section 9 of the Plan provides for the granting of Restricted Stock by the Personnel, Executive Development, and Compensation Committee of the Company's Board of Directors (now known as the Committee on Organization and Compensation, hereinafter the "Committee") to key employees of the Company; and

WHEREAS, the Company desires to provide an incentive to the Employee so that he will exert his utmost efforts on the Company's behalf and thus enhance the Company's performance while aligning the Employee's interests with the interests of the Company's shareholders.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       Grant of Shares Subject to Restrictions. The Employee is granted
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         shares of Company common Stock (the "Restricted Stock"). The Restricted
         Stock is granted under the Plan, and is subject to the terms and conditions of the Plan and this Agreement. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Plan. In accordance with Section 12 of the Plan, the Committee has determined that the grant of Restricted Stock under this Agreement is not intended to qualify for the exemption for performance-based compensation under
         Section 162(m) of the Code. The Restricted Stock granted hereunder is a matter of separate inducement and is not in lieu of salary or any other compensation for Employee's services. Both parties acknowledge that the "Grant Date" for the Restricted Stock shall be the date of this Agreement, which is first specified above.

2.       Restrictions.  Employee hereby agrees that until such  restrictions are
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         removed,  as  herein  provided,  he will not  sell,  assign,  transfer, exchange, hypothecate, pledge, encumber or otherwise dispose of the Restricted Stock. Any attempt by the Employee to dispose of any shares of the Restricted Stock in any such manner shall result in the immediate forfeiture of such shares and any other shares then held by the Company or the designated escrow agent on the Employee's behalf.

3.       Lapse of  Restrictions.  Subject to  Paragraph  4 below and  applicable
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         provisions of the Plan, the shares of Restricted Stock shall be subject to restrictions on transferability. Said restrictions shall be removed from such shares of Restricted Stock based upon the vesting schedule set forth below:

         (a)            Shares of  Restricted  Stock  shall  become  and  remain
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            transferable on and after                          ;
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         (b)            Shares of  Restricted  Stock  shall  become  and  remain
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            transferable on and after                       ; and
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         (c)            Shares of  Restricted  Stock  shall  become  and  remain
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            transferable on and after                       .
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4.       Termination  of  Employment.  In the  event  of the  Employee's  death,
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         Disability,  Early Retirement,  Normal Retirement, or other termination of employment for any reason, all Shares of Restricted Stock that are still subject to restrictions under this Agreement shall be returned to the Company as of the date of such termination and all such shares of Restricted Stock shall be forfeited by the Employee as of the date of such termination, except that the Committee, in its sole discretion, may elect prior to, on, or after the date of such termination to waive all or any portion of any restrictions remaining if said termination is by virtue of the Employee's death, Disability, Early Retirement, Normal Retirement, or involuntary termination without cause.

5.       Acquisition and Possession of Restricted  Stock.  The Restricted  Stock
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         granted  hereunder  shall be  promptly  acquired  by the  Company and a certificate or certificates for such Shares shall be promptly provided in the Employee's name. Unless as otherwise provided in this Paragraph 5, the Company shall hold the certificate or certificates for such Shares until the date the restrictions on transferability are removed in accordance with Paragraphs 3 and 4 above. The Committee may, in its sole discretion and at any time prior to the date the restrictions on transferability are removed in accordance with Paragraphs 3 and 4
         above,   require  (i)  that  the  stock   certificate  or  certificates
         representing such Shares shall be imprinted with a legend stating that the shares represented thereby are the restricted shares subject to the terms and conditions of this Agreement and, as such, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Agreement, and if the Committee makes such requirement, then each transfer agent for the Common Stock shall be instructed to like effect with respect to such Shares, and/or (ii) that the Employee shall, upon receipt of the certificate or certificates therefor, deposit such instrument of transfer, appropriately endorsed in blank, with an escrow agent designated by the Committee, which may be the Company, under a deposit agreement containing such terms and conditions as the Committee shall approve, with the expenses of such escrow to be borne by the Company.

6.       Rights to Dividends and Voting Rights. During the Period of Restriction
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         and prior to the removal of  restrictions  as set forth in Paragraphs 3 and 4 above, the Employee shall be the shareholder of all Shares represented by the stock certificates, and shall be entitled to receive all voting rights and dividends associated with the Restricted Stock as with all other Company Common Stock shareholders, provided, however, that the Shares shall be subject to the restrictions on transferability set forth in Paragraphs 3 and 4 above.

7.       Change in Control.  The  restrictions  on all Restricted  Stock granted
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         pursuant  to this  Agreement  shall be fully  removed in the event of a
         Change in Control as defined in the Plan, and the Employee shall take full and unrestricted ownership of such Shares.

8.       Capital Adjustments.  If under Section 6.4 of the Plan the Employee, as
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         the owner of the Shares of the Restricted  Stock,  shall be entitled to new, additional or different shares of stock or securities, (i) the Committee may require that the certificate or certificates for, or other evidences of, such new, additional or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, shall be (x) imprinted with a legend as provided in Paragraph 5 above and/or (y) deposited by the Employee under the deposit agreement provided for in Paragraph 5 above, and (ii) such certificate or certificates for, or other evidences of, such new additional or different Shares or securities, shall be subject to the restrictions on transferability as provided in Paragraphs 3 and 4 above.

9.       Taxes.  By  acceptance  of  this  Agreement,  the  Employee  agrees  to
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         reimburse  the Company for any taxes  required by any  government to be withheld or otherwise deducted and paid on the Employee's behalf by the Company in respect of the Restricted Stock. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Employee.

10.      Waiver of  Election.  By  acceptance  of this  Agreement,  the Employee
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         agrees to irrevocably waive his right to make an election (as permitted under Section 83(b) of the Code) to include in gross income for the taxable year in which the Restricted Stock is granted an amount equal to the Fair Market Value of the Restricted Stock.

11.      Compliance  With Laws. If the Company,  in its sole  discretion,  shall
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         determine  that it is  necessary to comply with  applicable  securities laws, the certificate or certificates representing any Shares delivered to the Employee under this Agreement shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or with respect to such laws.

12.      Registration of Securities.  The Employee covenants and agrees with the
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         Company that if, with  respect to any shares of Common Stock  delivered to the Employee pursuant to this Agreement, there does not exist a Registration Statement on an appropriate form under the Securities Act of l933, as amended (the "Act"), which Registration Statement shall have become effective and shall include a prospectus that is current with respect to the shares subject to this Agreement, then the Employee shall execute a certificate to the Company indicating (i) that he takes the shares for his own account and not with a view to the resale or distribution thereof, (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act and any rules or regulations thereunder and any applicable state securities laws and regulations, but in claiming such exemption, the Employee shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption and (iii) that the Employee agrees that the certificate or certificates evidencing such shares shall bear a legend to the effect of the foregoing.

13.      Priority  of  Documents.  This  Agreement  is  subject  to  all  terms,
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         conditions,  limitations and restrictions  contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions.

14.      No Employment Contract.  This Agreement is not a contract of employment
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         and the terms of the Employee's employment shall not be affected hereby
         or  by  any   agreement   referred  to  herein  except  to  the  extent
         specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company to continue the Employee's employment, and it shall not impose any obligation on the Employee's part to remain in the employ of the Company.

15.      Company Information.  Employee acknowledges and agrees that neither the
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         Company,  its  shareholders nor its directors and officers has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Common Stock before or at the time of a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

16.      Deferral. The Employee may request the Committee to permit the Employee
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         to irrevocably  defer the receipt of any  installment of his Restricted
         Stock. Such request must be made by the Employee at least fifteen (15) months in advance of the date that the restrictions on the affected Shares are scheduled to lapse. Any such deferral and the method for such deferral shall be at the sole discretion of the Committee, and is not intended to qualify for the exception for performance-based compensation under Section 162(m) of the Code.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date set forth above.


Carolina Power & Light Company



By:
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Charles W. Coker
Chairman, Committee on Organization and Compensation


ACCEPTED:


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Employee

Date:
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